                                                                    EXHIBIT 10.1
                              As of April 3, 1996



Pool Company
10375 Richmond Avenue
Houston, Texas 77042

Attention:       R. A. Johannsen, Treasurer

         Re: First Amendment and Waiver to Restated Revolving Credit Agreement and Restated Term Loan Agreement

Gentlemen:

         Reference is made to (a) the Restated Credit Agreement dated as of November 30, 1995 (the "REVOLVING CREDIT AGREEMENT"), among Pool Company ("BORROWER"), NationsBank of Texas, N.A., National Bank of Canada and National Bank of Alaska (collectively, "LENDERS"), and NationsBank of Texas, N.A., as Agent ("AGENT"), and (b) the Restated Term Loan Agreement dated as of November 30, 1995 (the "TERM LOAN AGREEMENT"), among Borrower, Lenders, and Agent. Unless otherwise indicated, all capitalized terms herein are used as defined in the Revolving Credit Agreement and the Term Loan Agreement.

         Borrower currently owns 49% of the stock of Pool Santana, Limited, a Trinidad and Tobago company ("POOL SANTANA"). Borrower has advised Agent and Lenders that it wishes to purchase the remaining 51% of the stock of Pool Santana for consideration in the approximate amount of $1,200,000, which may be comprised, in whole or in part, of the proceeds of Advances under the Revolving Credit Agreement. Therefore, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Agent and Lenders agree as follows:

         1. Purpose of Credit. Pursuant to SECTION 5.10(B)(III) of the Revolving Credit Agreement, Lenders hereby approve the use by Borrower of proceeds of Advances for the purchase of 51% of the stock of Pool Santana for consideration in the approximate amount of $1,200,000.

         2. Capital Expenditures. SECTION 7.13 of the Revolving Credit Agreement and SECTION 7.13 of the Term Loan Agreement are hereby amended by deleting the word "and" before clause (d) and adding the following new clause
(e) at the end of each such section:

                 , and (e) the Pool Santana Acquisition.

         3. Acquisitions, Mergers, and Dissolutions. SECTION 7.15 of the Revolving Credit Agreement and SECTION 7.15 of the Term Loan Agreement are hereby amended by deleting the words "and" before clause (h) and adding the following new clause (i) at the end of each such section:

                 , and (i) the Pool Santana Acquisition.

         4. Loans, Advances, and Investments. SECTION 7.16 of the Revolving Credit Agreement and SECTION 7.16 of the Term Loan Agreement are hereby amended by deleting the word "and" before clause (q) and adding the following new clause (r) at the end of each such section:

                 ; and (r) the Pool Santana Acquisition.

Pool Company
April 3, 1996
Page -2-


         5. Transactions with Affiliates. Subject to the conditions set forth herein, to the extent, if any, that a violation or noncompliance with
SECTION 7.19 of the Revolving Credit Agreement and SECTION 7.19 of the Term Loan Agreement would be caused solely by the purchase of the Pool Santana stock described above, Lenders hereby waive such violation or noncompliance and agree not to exercise any of their Rights available under the Loan Papers solely as a result of any such violation or noncompliance. Except as set forth in the immediately preceding sentence, Borrower hereby agrees that such waiver does not constitute a waiver of, or a consent to, any present or future violation of or noncompliance with any provision of any Loan Paper.

         6. Other Definitions. SECTION 10.3 of the Revolving Credit Agreement and SECTION 10.3 of the Term Loan Agreement are hereby amended by adding the following definition:

                 POOL SANTANA ACQUISITION means the acquisition by the Borrower in 1996 of 51% of the stock of Pool Santana, Limited, a Trinidad and Tobago Company.

         7. Schedules. SCHEDULE 5.1 and SCHEDULE 5.2 of both the Revolving Credit Agreement and the Term Loan Agreement are hereby amended and replaced in their entirety with new SCHEDULE 5.1 and SCHEDULE 5.2 attached hereto.

         8. Conditions. This instrument shall not be effective until it has been duly executed and delivered by all parties named below, and Agent has received from Borrower any documentation that Agent may reasonably request related hereto, including, without limitation, the following:

                 (a) True and complete copies of the purchase agreement evidencing the purchase of the Pool Santana stock, and any other related documents and agreements (which Borrower hereby designates as "Material Agreements" for purposes of the Revolving Credit Agreement and the Term Loan Agreement); and

                 (b) Delivery of stock certificates and stock powers from the Borrower covering 66% of the stock of Pool Santana in accordance with SECTION 7.29(A) of the Revolving Credit Agreement and SECTION 7.28(A) of the Term Loan Agreement.

         9. Representations and Warranties. Borrower represents and warrants that it possesses all requisite power and authority to execute, deliver and comply with the terms of this instrument, which has been duly authorized and approved by all necessary corporate action and for which no consent of any person is required, and agrees to furnish Agent with evidence of such authorization and approval upon request.

         10. Fees and Expenses. Borrower agrees to pay the reasonable fees and expenses of counsel to Agent for services rendered in connection with the preparation, negotiation and execution of this instrument.

         11. Loan Paper; Effect. This instrument is a Loan Paper and, therefore, is subject to the applicable provisions of SECTION 12 of the Revolving Credit Agreement and SECTION 12 of the Term Loan Agreement, all of which are incorporated herein by reference the same as if set forth herein verbatim. Except as amended in this instrument, the Loan Papers are and shall be unchanged and shall remain in full force and effect. In the event of any inconsistency between the terms of the Revolving Credit Agreement and the Term Loan Agreement as hereby modified (the "AMENDED AGREEMENTS") and any other Loan Papers, the terms of the Amended Agreements shall control and such other document shall be deemed to be amended hereby to conform to the terms of the Amended Agreements. BORROWER HEREBY RELEASES AGENT AND LENDERS FROM ANY LIABILITY FOR ACTIONS OR FAILURES TO ACT IN CONNECTION WITH THE LOAN PAPERS PRIOR TO THE DATE HEREOF.

         12. No Waiver of Defaults. This instrument does not constitute a waiver of Lenders' right to insist upon future compliance with each term, covenant, condition and provision of the Loan Papers, and the Loan Papers shall continue to be binding upon, and inure to the benefit of, Borrower, Guarantors, Lenders, Agent, and their respective successors and assigns.

Pool Company
April 3, 1996
Page -3-



         13. Multiple Counterparts. This instrument may be executed in more than one counterpart, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument.

         14. Final Agreement. THE LOAN PAPERS, AS AMENDED HEREBY, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

         If the foregoing terms and conditions are acceptable to Borrower, Borrower should indicate its acceptance by signing in the space provided below, whereupon this letter shall become an agreement binding upon and inuring to the benefit of Agent, Lenders and Borrower and their respective successors and assigns.
 Very truly yours,

 NATIONSBANK OF TEXAS, N.A.,              NATIONAL BANK OF CANADA
 as Agent and a Lender                    as a Lender


 By    /s/ JAMES R. ALLRED                By    /s/ LARRY L. SEARS
       --------------------------------         ------------------------------
       James R. Allred                          Larry L. Sears
       Vice President                           Group Vice President


 NATIONAL BANK OF ALASKA                  By    /s/ DOUGLAS G. CLARK
 as a Lender                                    ------------------------------
                                                Douglas G. Clark
                                                Vice President

 By       /s/ PATRICIA JELLEY BENZ
          --------------------------------
          Patricia Jelley Benz
          Vice President



         Accepted and agreed to as of the day and year first set forth in the foregoing letter.

                                          POOL COMPANY


                                          By    /s/ E.J. SPILLARD
                                                --------------------------------
                                                E. J. Spillard
                                                Senior Vice President, Finance


                                          By    /s/ R.A. JOHANNSEN
                                                --------------------------------
                                                R.A. Johannsen
                                                Treasurer

Pool Company
April 3, 1996
Page -4-





                       GUARANTORS' CONSENT AND AGREEMENT

         As an inducement to Agent and Lenders to execute, and in consideration of Agent's and Lenders' execution of the foregoing, the undersigned hereby consent thereto and agree that the same shall in no way release, diminish, impair, reduce or otherwise adversely affect the respective obligations and liabilities of each of the undersigned under the Guaranty (as defined in the Revolving Credit Agreement) executed by the undersigned, or any agreements, documents or instruments executed by any of the undersigned to create liens, security interests or charges to secure any of the indebtedness under the Loan Papers, all of which obligations and liabilities are, and shall continue to be, in full force and effect. This consent and agreement shall be binding upon the undersigned, and the respective successors and assigns of each, and shall inure to the benefit of Agent and Lenders, and respective successors and assigns of each.

                                           POOL ENERGY SERVICES CO.
                                           POOL ENERGY HOLDING, INC.
                                           POOL COMPANY (HOUSTON) INC.
                                           POOL COMPANY (TEXAS) INC.
                                           ASSOCIATED PETROLEUM SERVICES, INC.
                                           POOL PRODUCTION SERVICES, INC.
                                           POOL ALASKA, INC.
                                           POOL AMERICAS, INC.
                                           POOL INTERNATIONAL, INC.
                                           POOL-AUSTRALIA, INC.
                                           THE INTERNATIONAL AIR DRILLING
                                             COMPANY
                                           POOL HORIZONTAL DRILLING SERVICES CO.
                                           POOL CALIFORNIA ENERGY SERVICES, INC.
                                           BIG 10 FISHING TOOL COMPANY, INC.
                                           WESTEX PRODUCTION SERVICE, INC.




                                           By      /s/ E.J. SPILLARD
                                                --------------------------------
                                                  E. J. Spillard
                                                  Senior Vice President, Finance
                                                  of each of the above Obligors


                                           By      /s/ R.A. JOHANNSEN
                                                --------------------------------
                                                  R. A. Johannsen
                                                  Treasurer of each of the
                                                  above Obligors

                                  SCHEDULE 5.1



Name of Company and Jurisdiction                   Other Jurisdictions Where
of Incorporation or Organization                   Registered to do Business
- --------------------------------                   -------------------------
Pool Energy Services Co.                           None
         (Texas)

Pool Energy Holding, Inc.                          None
         (Delaware)

Pool Company                                       Alaska, Alabama, Arkansas,
         (Texas)                                   California, Colorado, Florida
                                                   Louisiana, Mississippi, Montana,
                                                   New Mexico, North Dakota, Utah,
                                                   Washington, and Wyoming

Pool Americas, Inc.                                Colombia, Ecuador
         (Texas)

Pool-Australia, Inc.                               Australia, Pakistan(1)
         (Texas)

Pool International Ltd.(2)                         Colombia, Switzerland, Pakistan,
         (Cayman Islands)                          Ecuador, Brunei, Venezuela,
                                                   Tunisia, and Oman

Pool Company (Texas) Inc.                          Louisiana, New Mexico, Oklahoma,
         (Texas)                                   and Arkansas

Pool Company (Houston) Inc.                        None
         (Texas)

Associated Petroleum Services, Inc.                None
         (Texas)

The International Air Drilling Company             None
         (Texas)





- ------------------------

    (1)   Withdrawal pending

    (2)   Formerly Intairdril Ltd.

                                  SCHEDULE 5.1
                                    (Cont.)



Name of Company and Jurisdiction                   Other Jurisdictions Where
of Incorporation or Organization                   Registered to do Business
- --------------------------------                   -------------------------
Pool Alaska, Inc.                                  Alaska
         (Texas)

Pool Horizontal Drilling Services Co.              None
         (Texas)

Pool Production Services, Inc.                     None
         (Oklahoma)

ENS Equipment Leasing B.V.                         None
         (Netherlands)

Pool International, Inc.                           None
         (Texas)

International Sea Drilling Ltd.                    Australia, Switzerland
         (Cayman Islands)

Pool California Energy Services, Inc.(3)           None
         (California)

Big 10 Fishing Tool Company, Inc.                  None
         (California)

Westex Production Service, Inc.                    None
         (Texas)

Pool Santana, Limited(4)                           None
         (Trinidad and Tobago)



- ------------------------

    (3)   Formerly California Production Service, Inc.

    (4) Assuming completion of pending purchase by Pool Company of outstanding 51% interest; name to be changed to "Pool International (Trinidad) Ltd." following purchase.

                                  SCHEDULE 5.2


     SHAREHOLDER                                       SHARES OWNED
- ---------------------                      -----------------------------------------
Pool Energy Services Co.                   100% Pool Energy Holding, Inc.
Pool Energy Holding, Inc.                  100% Pool Company
Pool Company                               100% Pool Company (Houston) Inc.
Pool Company                               100% Pool Company (Texas) Inc.
Pool Company                               100% Associated Petroleum Services, Inc.
Pool Company                               100% Pool Alaska, Inc.
Pool Company                               100% Pool Americas, Inc.
Pool Company                               100% Pool Production Services, Inc.
Pool Company                               100% The International Air Drilling Co.
Pool Company                               100% International Sea Drilling Ltd.
Pool Company                               100% Pool International,Inc.(1)
Pool Company                               100% Pool Australia, Inc.
Pool Company                               100% ENS Equipment Leasing B.V.
Pool Company                               100% Pool Horizontal Drilling Services Co.
Pool Company                               100% Pool International Ltd.
Pool Company                               100% Pool Santana, Limited(2)
Pool International, Inc.                    51% Pool Arabia, Ltd.(3) (4)
Pool International, Inc.                    49% Intairdril Oman L.L.C.(4)
Pool International Ltd.                     49% Antah Drilling Sdn. Bhd.(4)
Pool Alaska, Inc.                           49% Kuukpik/Pool Arctic Alaska(4) (5)
Pool Company                               100% Pool California Energy Services, Inc.
Pool California Energy Services, Inc.      100% Big 10 Fishing Tool Company, Inc.
Pool California Energy Services, Inc.      100% Westex Production Service, Inc.

- -------------------------

    (1)  Pledged to ENSERCH Corporation pursuant to Contingent Support
         Agreement.

    (2) Assuming completion of pending purchase by Pool Company of outstanding 51% interest; name to be changed to "Pool International (Trinidad) Ltd." following purchase.

    (3) Holder of 49% interest has rights to acquire an additional proportion of capital stock.

    (4) Restrictions on transferability may exist by virtue of shareholders' agreement provisions.

    (5)  General partnership.

                                  SCHEDULE 5.2
                                    (Cont.)


OTHER CORPORATE OR TRADE NAMES:

Pool Arctic Alaska
Kuukpik/Pool Arctic Alaska
Pool Horizontal Drilling
Pool Well Servicing Company
Pool Well Service
Pool Offshore Company
Pool Offshore
Pool Company of Texas
Pool Production Services
Foamair
Navajo West, Inc.
Foamair HPC
Pool Air Drilling Services
Pool Connection Services
Pool P & A Services
Pool Company - Special Services
Permian Basin Salt Water Disposal
California Production Service, Inc.
Golden Pacific Corp.
Arrow Petroleum Services, Inc.
Snowburst Corporation
Burk Well Service, Inc.
K & L Oil Tool Corporation
K & L Industries, Inc.




STOCK ACQUISITIONS/MERGERS:

Golden Pacific Corp. -- (Stock was acquired by Pool Company)

Pool California Energy Services, Inc. -- (Merged with Golden Pacific Corp.)

Pool Company -- (Acquisition of 51% interest in Pool Santana, Limited is pending)